Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.






USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                       Volatility        Investment
       ---------                       ----------        ----------
  CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                   Very high             $3,000
 Emerging Markets                    Very high             $3,000
 First Start Growth                  Moderate to high      $3,000
 Gold                                Very high             $3,000
 Growth                              Moderate to high      $3,000
 Growth & Income                     Moderate              $3,000
 International                       Moderate to high      $3,000
 S&P 500(Registered Trademark)
   Index                             Moderate              $3,000
 Science & Technology                Very high             $3,000
 Small Cap Stock                     Very high             $3,000
 World Growth                        Moderate to high      $3,000

  ASSET ALLOCATION
================================================================================
 Balanced Strategy                   Moderate              $3,000
 Cornerstone  Strategy               Moderate              $3,000
 Growth and Tax Strategy             Moderate              $3,000
 Growth Strategy                     Moderate to high      $3,000
 Income Strategy                     Low to moderate       $3,000

  INCOME - TAXABLE
================================================================================
 GNMA                                Low to moderate       $3,000
 High-Yield
  Opportunities                      High                  $3,000
 Income                              Moderate              $3,000
 Income Stock                        Moderate              $3,000
 Intermediate-Term Bond              Low to moderate       $3,000
 Short-Term Bond                     Low                   $3,000

  INCOME - TAX EXEMPT
================================================================================
 Long-Term                           Moderate              $3,000
 Intermediate-Term                   Low to moderate       $3,000
 Short-Term                          Low                   $3,000
 State Bond Income                   Moderate              $3,000

  MONEY MARKET
================================================================================
 Money Market                        Very low              $3,000
 Tax Exempt Money Market             Very low              $3,000
 Treasury Money Market Trust         Very low              $3,000
 State Money Market                  Very low              $3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

     - It is best to base investment strategy on something other than a forecast of the market.

     - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

     - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset  allocation  approach of our strategy  funds.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review


USAA EMERGING MARKETS FUND

OBJECTIVE:  Capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of emerging market companies.
--------------------------------------------------------------------------------
                                           11/30/99              5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $284.7 Million       $276.3 Million
  Net Asset Value Per Share                  $9.48                $8.49
--------------------------------------------------------------------------------
 Average Annual Total Returns as of 11/30/99
--------------------------------------------------------------------------------
5/31/99 to 11/30/99(+)     1 Year       5 Years       Since Inception on 11/7/94
        12.48%             33.37%        1.97%                   1.02%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the International Financial Corporation (IFC) Global Composite Index, and the Lipper Emerging Markets Funds Average for the period of 11/07/94 through 11/30/99. The data points from the graph are as follows:

              USAA Emerging           IFC             Lipper
              Markets Fund           Index            Average
              -------------         -------          ---------

11/07/94       $10,000              $10,000          $10,000
11/30/94         9,550                9,327            9,654
05/31/95         9,770                8,097            8,744
11/30/95         9,286                7,508            8,347
05/31/96        11,424                8,641            9,810
11/30/96        10,921                8,409            9,574
05/31/97        12,418                9,285           11,208
11/30/97        10,393                7,097            9,430
05/31/98         9,814                6,680            8,869
11/30/98         7,893                5,718            7,071
05/31/99         9,360                6,903            8,417
11/30/99        10,528                8,148           10,079

Data since inception on 11/07/94 through 11/30/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets based on the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Average, an unmanaged average of emerging markets funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.









Message from the Manager


[Photograph of Kevin P. Moore, portfolio manager, appears here]


FUND OVERVIEW

Most of the emerging market regions suffered a pullback in the midsummer months, and all, except for some Eastern European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998.

Expectations for the Asian economies continued to rise during the last six months, while concerns lingered regarding Eastern European economies. Commodity price increases and interest rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded as concerns about presidential elections in Mexico and economic concerns in Brazil have receded.

ASIAN MARKETS

The Asian markets continued their strong recovery on the back of strong export growth and increasing signs of domestic demand. Additionally, countries such as Korea, Taiwan, and Hong Kong have significant numbers of technology companies whose share-price performance has also pushed those stock markets higher. We have increased our weighting in the region by increasing our exposure in Korea, Taiwan, Hong Kong, and China.

CENTRAL AND EAST EUROPEAN MARKETS

The Russian equity market continued its strong performance despite political and economic concerns due primarily to higher oil prices. The Greek equity market continued its strong run based on the expectation that the country will formally enter the European Monetary Union in 2001. The Turkish market rebounded strongly, despite the earthquakes, due to expectations of political and economic reforms being enacted.

The Polish market suffered from economic and political concerns, and the Hungarian market's return was somewhat restrained by its weakening currency. Falling interest rates and increased economic activity in 2000 could provide an underpinning of support for the Israeli market.

LATIN AMERICAN MARKETS

The Latin markets performed well due to decreasing concerns, about Brazil's economic situation following their January 1999 currency devaluation and decreasing concerns about the political situation in Mexico. While we have reduced our exposure to the region, we have kept our significant weightings in both Brazil and Mexico.

OUTLOOK

We believe that a rebound in domestic demand - combined with significant numbers of technology stocks and continued corporate restructuring - supports a positive view of Asian markets. Improving regional economic growth and a stable political environment in Mexico could provide a positive backdrop for the Latin markets. European convergence continues to dominate investors' thoughts in the Eastern European markets and could continue to force restructuring in those markets. Looking forward, we believe that a stable U.S. economy, a rebounding Japanese economy, and stable commodity prices have the potential to provide a positive environment for emerging markets in 2000.

                             Top 10 Industries
                             (% of Net Assets)
               --------------------------------------------
               Telephones                               9.6
               Banks - Money Centered                   9.0
               Banks - Major Regional                   6.7
               Beverages - Alcoholic                    5.8
               Iron & Steel                             4.4
               Telecommunications - Long Distance       3.5
               Electronics - Semiconductor              3.0
               Engineering & Construction               2.8
               Gold                                     2.8
               Telecommunications - Cell                2.8


See page 9 for a complete listing of the portfolio of investments.



                            ASSET ALLOCATION
                               11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA Emerging Markets Fund to be:

Other - 21.9% (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue); Mexico - 10.9%; Korea - 9.3%; Taiwan - 8.5%; Brazil
- 8.1%; South Africa - 8.7%; India - 6.0%; Singapore - 5.6%; Hong Kong - 4.8%; China - 4.4%; Malaysia - 4.2%; Greece - 4.0%; and Turkey - 3.6%.

Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.









Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     Trustees                     Votes For             Votes Withheld
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.

                            Number of Shares Voting
--------------------------------------------------------------------------------
            For                     Against                  Abstain

         179,181,697               2,930,888                2,467,103





USAA EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)
                                                                         Market
  Number                                                                  Value
of Shares                  Security                                       (000)
--------------------------------------------------------------------------------
                             STOCKS (95.1%)
               Argentina (1.2%)
      35,140   Banco de Galicia y Bueno Aires S.A. de C.V. ADR          $    718
      86,400   IRSA Inversiones y Representaciones S.A. GDR                2,760
                                                                        --------
                                                                           3,478
                                                                        --------
               Brazil (8.1%)
 105,000,000   Banco do Estado de Sao Paulo S.A. (Preferred) *             3,414
     180,600   Companhia Brasileira de Distribuicao Grupo Pao
                 de Acucar ADR                                             4,820
     129,500   Panamerican Beverages, Inc. "A"                             2,428
  23,000,000   Petroleo Brasileiro S.A. (Preferred)                        4,649
     149,500   Tele Norte Leste Participacoes S.A. ADR                     2,663
      27,000   Telecomunicacoes Brasileiras S.A. ADR (Preferred)           2,450
     621,200   Usiminas Siderurgicas de Minas Gerais S.A.
                 (Preferred) "A"                                           2,631
                                                                        --------
                                                                          23,055
                                                                        --------
               Chile (0.9%)
       5,013   Sociedad Quimica y Minera de Chile S.A. ADR "A"               140
      86,700   Sociedad Quimica y Minera de Chile S.A. ADR "B"             2,466
                                                                        --------
                                                                           2,606
                                                                        --------
               China (4.4%)
     468,300   China Telecom Ltd. *                                        2,503
   3,475,000   Cosco Pacific Ltd.                                          2,841
   2,350,000   Great Wall Technology Co. "H" *                             1,982
   2,439,400   New World Infrastructure Ltd. *                             2,748
   7,800,000   Yanzhou Coal Mining Co., Ltd. ADR *                         2,385
                                                                        --------
                                                                          12,459
                                                                        --------
               Egypt (1.6%)
     240,000   Al Ahram Beverages Co. S.A.E. GDR *                         3,852
      49,000   Suez Cement Co. S.A.E. GDR                                    791
                                                                        --------
                                                                           4,643
                                                                        --------
               Finland (1.1%)
     240,000   Oy Hartwall AB                                              3,028
                                                                        --------
               Greece (4.0%)
     100,000   Bank of Piraeus                                             2,477
     130,300   Hellenic Telecommunications Organization S.A. (OTE)         2,793
     206,820   National Bank of Greece S.A. GDR                            2,895
     160,000   STET Hellas Telecommunications S.A. ADR *                   3,160
                                                                        --------
                                                                          11,325
                                                                        --------
               Hong Kong (4.8%)
   1,300,000   Bank of East Asia, Ltd.                                     3,130
     604,000   Henderson Land Development Co. Ltd.                         3,266
     345,000   Hutchison Whampoa Ltd.                                      4,254
   3,000,000   Peregrine Investments Holdings Ltd. *, (a),(b)                  0
   1,200,000   Yue Yuen Industrial Holdings Ltd.                           3,013
                                                                        --------
                                                                          13,663
                                                                        --------
               Hungary (2.1%)
     120,400   Magyar Tavkozlesi RT. (MATAV) ADR                           3,635
      50,000   OTP Bank GDR                                                2,360
                                                                        --------
                                                                           5,995
                                                                        --------
               India (6.0%)
     180,100   Grasim Industries Ltd. GDR *                                2,837
     102,000   Hindalco Industries Ltd. GDR                                2,422
     300,000   Indian Hotels Co. GDR                                       2,557
     220,000   Mahindra & Mahindra Ltd. GDR                                2,118
     177,800   Morgan Stanley India Investment Fund *                      2,400
     205,000   Videsh Sanchar Nigam Ltd. GDR                               4,715
                                                                        --------
                                                                          17,049
                                                                        --------
               Israel (2.5%)
   2,000,000   Bank Hapoalim Ltd.                                          5,280
     143,369   Blue Square Chain Investments and Properties Ltd.           1,971
                                                                        --------
                                                                           7,251
                                                                        --------
               Korea (9.3%)
      35,700   Cheil Jedang Corp.                                          2,753
     227,108   Hansol Paper Co., Ltd.                                      3,330
      60,790   Hansol Paper Co., Ltd. Rights *                               223
     106,040   Korea Telecom Corp. ADR *                                   5,620
      85,800   LG Chemical Ltd.                                            2,561
      17,132   S1 Corp.                                                    3,421
     144,500   Samsung Corp. *                                             3,004
      14,392   Samsung Electronics Co. Ltd.                                2,980
     228,000   Shinhan Bank                                                2,655
                                                                        --------
                                                                          26,547
                                                                        --------
               Malaysia (4.2%)
   1,279,900   Genting Bhd                                                 4,446
   2,850,000   Malaysia International Shipping Corp. Bhd                   4,237
   1,000,000   Telekom Malaysia Bhd                                        3,158
                                                                        --------
                                                                          11,841
                                                                        --------
               Mexico (10.9%)
     657,000   Corporacion GEO, S.A. de C.V. "B" *                         2,232
      84,000   Fomento Economico Mexicano, S.A. de C.V. ADR                3,181
     286,000   Grupo Bimbo, S.A. de C.V. "A"                                 600
     500,000   Grupo Financiero Bancomer, S.A. de C.V. "O" *               1,685
     785,000   Kimberly-Clark de Mexico, S.A. de C.V. "A"                  2,946
     375,000   Nuevo Grupo Iusacell, S.A. de C.V. ADR "V" *                4,687
     699,000   Organizacion Soriana, S.A. de C.V. "B"                      3,228
      78,800   Telefonos de Mexico, S.A. de C.V. ADR                       7,294
     402,000   Tubos de Acero de Mexico,  S.A. ADR                         5,050
                                                                        --------
                                                                          30,903
                                                                        --------
               Peru (1.2%)
     207,000   Compania de Minas Buenaventura S.A. ADR                     3,403
                                                                        --------
               Philippines (1.9%)
     800,000   Manila Electric Co. "B"                                     2,049
     125,800   Philippine Long Distance Telephone Co.                      2,577
   5,025,000   SM Prime Holdings, Inc.                                       797
                                                                        --------
                                                                           5,423
                                                                        --------
               Poland (0.8%)
     140,000   Agora S.A. GDR *                                            1,425
      34,024   Softbank S.A.                                                 987
                                                                        --------
                                                                           2,412
                                                                        --------
               Russia (1.6%)
      72,000   GAZ Auto Plant *, (a)                                       2,088
      75,200   LUKoil ADR                                                  2,557
                                                                        --------
                                                                           4,645
                                                                        --------
               Singapore (5.6%)
   4,552,000   Allgreen Properties Ltd.                                    4,253
     697,800   DBS Group Holdings, Ltd.                                    9,052
     825,000   DelGro Corp. Ltd.                                           2,577
                                                                        --------
                                                                          15,882
                                                                        --------
               South Africa (8.7%)
     571,320   Gencor Ltd.                                                 2,182
     550,000   Gold Fields Ltd.                                            2,470
   4,266,600   Metro Cash & Carry Ltd.                                     4,019
   3,404,600   Profurn Ltd.                                                3,361
     704,954   South African Breweries plc                                 6,587
   1,400,000   Standard Bank Investment Corp. Ltd.                         4,895
     632,000   Theta Group Ltd. *                                          1,217
                                                                        --------
                                                                          24,731
                                                                        --------
               Taiwan (8.5%)
   6,083,150   Bank Sinopac                                                3,535
   3,192,131   China Steel Corp.                                           2,268
   1,240,350   Compal Electronics, Inc.                                    3,956
   1,240,350   Compal Electronics, Inc. Rights *                               1
     802,100   Compeq Manufacturing Co., Ltd. *                            3,952
   1,400,000   Formosa Plastics Corp.                                      2,609
     500,000   Hon Hai Precision Industry Co., Ltd. *                      3,569
     456,000   Ritek, Inc. *                                               2,736
     100,000   Winbond Electronics Corp. *                                 1,727
                                                                        --------
                                                                          24,353
                                                                        --------
               Thailand (1.0%)
     450,000   PTT Exploration and Production Co. Ltd. *                   2,770
                                                                        --------
               Turkey (3.6%)
 100,857,144   Akbank T.A.S.                                               1,596
  18,500,000   Enka Holding Yatrim A.S.                                    5,357
  89,100,000   Eregli Demir Ve Celik Fabrikalari T.A.S. *                  2,494
  51,382,057   Yapi Ve Kredi Bankasi A.S.                                    942
                                                                        --------
                                                                          10,389
                                                                        --------
               United Kingdom (0.9%)
   1,135,000   Old Mutual plc *                                            2,475
                                                                        --------
               United States (0.2%)
      21,500   ICN Pharmaceuticals, Inc.                                     523
                                                                        --------
               Total stocks (cost: $242,048)                             270,849
                                                                        --------

  Principal
   Amount
   (000)
------------
                      U.S. GOVERNMENT & AGENCY ISSUE (4.9%)
               Discount Note
  $   13,986   Federal Home Loan Mortgage Corp., 5.61%, 12/01/99
                 (cost: $13,986)                                          13,986
                                                                        --------
               Total investments (cost: $256,034)                       $284,835
                                                                        ========






                        PORTFOLIO SUMMARY BY INDUSTRY
                        -----------------------------

            Telephones                                           9.6%
            Banks - Money Center                                 9.0
            Banks - Major Regional                               6.7
            Beverages - Alcoholic                                5.8
            U.S. Government                                      4.9
            Iron & Steel                                         4.4
            Telecommunications - Long Distance                   3.5
            Electronics - Semiconductors                         3.0
            Engineering & Construction                           2.8
            Gold                                                 2.8
            Telecommunications - Cellular/Wireless               2.8
            Real Estate - Other                                  2.6
            Retail - General Merchandising                       2.5
            Oil - International Integrated                       2.5
            Retail - Food                                        2.4
            Services - Commercial & Consumer                     2.3
            Computer - Peripherals                               2.2
            Computer - Hardware                                  2.1
            Truckers                                             1.9
            Metals/Mining                                        1.8
            Gaming Companies                                     1.6
            Foreign Conglomerate                                 1.5
            Railroads/Shipping                                   1.5
            Automobiles                                          1.5
            Real Estate Investment Trusts                        1.2
            Paper & Forest Products                              1.2
            Home Furnishings & Appliances                        1.2
            Foods                                                1.2
            Shoes                                                1.1
            Household Products                                   1.0
            Construction - Cement & Aggregates                   1.0
            Oil & Gas - Exploration & Production                 1.0
            Other                                                9.4
                                                               -----
            Total                                              100.0%
                                                               =====









USAA EMERGING MARKETS FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1999, these securities represented .73% of the Fund's net assets.

(b) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange, accordingly the Manager has determined to value the security at $0 and to record the full amount of the loss.

* Non-income producing securities.



See accompanying notes to financial statements.









USAA EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)


ASSETS

   Investments in securities, at market value (identified cost
     of $256,034)                                                     $284,835
   Cash                                                                     12
   Cash denominated in foreign currencies (identified cost of $2,126)    2,053
   Receivables:
      Capital shares sold                                                  446
      Dividends                                                            279
      Securities sold                                                    4,139
                                                                      --------
         Total assets                                                  291,764
                                                                      --------
LIABILITIES

   Securities purchased                                                  3,466
   Capital shares redeemed                                               3,245
   USAA Investment Management Company                                      230
   USAA Transfer Agency Company                                             44
   Accounts payable and accrued expenses                                    55
                                                                      --------
         Total liabilities                                               7,040
                                                                      --------
            Net assets applicable to capital shares outstanding       $284,724
                                                                      ========

REPRESENTED BY:

   Paid-in capital                                                    $332,453
   Accumulated net investment loss                                        (516)
   Accumulated net realized loss on investments                        (75,893)
   Net unrealized appreciation of investments                           28,801
   Net unrealized depreciation on foreign currency translations           (121)
                                                                      --------
            Net assets applicable to capital shares outstanding       $284,724
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      30,030
                                                                      ========
   Net asset value, redemption price, and offering price per share    $   9.48
                                                                      ========

See accompanying notes to financial statements.








USAA EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $250)                 $ 1,525
      Interest                                                              224
                                                                        -------
         Total income                                                     1,749
                                                                        -------
   Expenses:
      Management fees                                                     1,404
      Transfer agent's fees                                                 147
      Custodian's fees                                                      178
      Postage                                                                13
      Shareholder reporting fees                                              9
      Trustees' fees                                                          2
      Registration fees                                                      29
      Professional fees                                                      16
      Other                                                                   2
                                                                        -------
         Total expenses                                                   1,800
                                                                        -------
            Net investment loss                                             (51)
                                                                        -------
Net realized and unrealized gain (loss) on investments and
   foreign currency:
   Net realized loss on:
      Investments                                                        (1,324)
      Foreign currency transactions                                        (466)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        36,068
      Foreign currency translations                                          27
                                                                        -------
            Net realized and unrealized gain                             34,305
                                                                        -------
Increase in net assets resulting from operations                        $34,254
                                                                        =======


See accompanying notes to financial statements.









USAA EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)

                                                        11/30/99       5/31/99
                                                       -------------------------
From Operations:
   Net investment income (loss)                        $    (51)     $  2,356
   Net realized loss on investments                      (1,324)      (46,281)
   Net realized loss on foreign currency transactions      (466)         (249)
   Change in net unrealized appreciation/depreciation
      of:
      Investments                                        36,068        29,895
      Foreign currency translations                          27           (49)
                                                       -------------------------
      Increase (decrease) in net assets
         resulting from operations                       34,254       (14,328)
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                 (2,271)       (2,363)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                             32,916        42,836
   Shares issued for dividends reinvested                   472           416
   Cost of shares redeemed                              (56,987)      (45,109)
                                                       -------------------------
      Decrease in net assets from
         capital share transactions                     (23,599)       (1,857)
                                                       -------------------------
Net increase (decrease) in net assets                     8,384       (18,548)
Net assets:
   Beginning of period                                  276,340       294,888
                                                       -------------------------
   End of period                                       $284,724      $276,340
                                                       =========================
Accumulated net investment income (loss)
   included in net assets:
   End of period                                       $   (516)     $  2,273
                                                       =========================
Change in shares outstanding:
   Shares sold                                            3,625         5,714
   Shares issued for dividends reinvested                    49            51
   Shares redeemed                                       (6,204)       (6,061)
                                                       -------------------------
      Decrease in shares outstanding                     (2,530)         (296)
                                                       =========================


See accompanying notes to financial statements.









USAA EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA
Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of emerging market companies. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $75.9 million which, if not offset by subsequent capital gains, will expire between 2006-2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1999, were $133.5 million and $170.6 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $48.0 million and $19.2 million respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Sell:
--------------------------------------------------------------------------------
                        U.S. Dollar
Exchange  Contracts to  Value as of    In Exchange     Unrealized    Unrealized
  Date      Deliver       11/30/99   for U.S. Dollar  Appreciation  Depreciation
--------------------------------------------------------------------------------
12/03/99   7,858,276      $1,012        $1,012          $ -             $ -
         Hong Kong Dollar
--------------------------------------------------------------------------------
                          $1,012        $1,012          $ -             $ -
================================================================================


(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1999, the Association and its affiliates owned 23.2 million shares (77.3%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


9)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month
                            Period Ended
                            November 30,                  Year ended May 31,
                            -----------------------------------------------------------------
                                1999           1999        1998         1997        1996
                            -----------------------------------------------------------------
Net asset value at
   beginning of period        $   8.49      $   8.98     $  11.53     $ 11.13     $  9.77
Net investment
   income (loss)                  (.07)(b)       .08          .07         .01        (.01)(b)
Net realized and
   unrealized gain (loss)         1.06          (.50)       (2.44)        .89        1.60
Distributions from net
   investment income               -            (.07)         -           -          (.01)
Distributions of realized
   capital gains                   -             -           (.18)       (.50)       (.22)
                            -----------------------------------------------------------------
Net asset value at
   end of period              $   9.48      $   8.49     $   8.98     $ 11.53     $ 11.13
                            =================================================================
Total return (%)*                12.48         (4.63)      (20.97)       8.69       16.93
Net assets at end of
   period (000)               $284,724      $276,340     $294,888     $95,644     $51,315
Ratio of expenses to
   average net assets (%)         1.28(a)       1.27         1.31        1.81        2.27
Ratio of net investment
   income (loss) to average
   net assets (%)                 (.04)(a)       .98          .88         .03        (.08)
Portfolio turnover (%)           49.78         83.84        41.23       61.21       87.98

  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.









Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777